                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

Each of the undersigned directors and officers of eFUNDS CORPORATION, a Delaware corporation, hereby constitutes and appoints Paul F. Walsh, Thomas S. Liston and Steven F. Coleman, and each of them, as his or her true and lawful attorneys-in-fact, with full power to act without the other, to sign the Company's annual report on Form 10-K for the year ended December 31, 2004, and any and all amendments to such report, and to file the same and any such amendments, together with any exhibits, and any other documents required in connection with such filing, with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934.

                                                        Date
/s/ Paul F. Walsh                                     2-18-05
------------------------------------
Paul F. Walsh, Chairman
And Chief Executive Officer

Thomas S. Liston                                      2-22-05
------------------------------------
Thomas S. Liston,
Chief Financial Officer

/s/ Richard J. Almeida                                2/10/05
------------------------------------
Richard J. Almeida, Director

/s/ John J. Boyle III                                 3/4/05
------------------------------------
John J. (Jack) Boyle III, Director

/s/ Janet M. Clarke                                   Jan 27, 2005
------------------------------------
Janet M. Clarke, Director

/s/ Richard J. Lehmann                                2/16/05
------------------------------------
Richard J. Lehmann, Director

/s/ Robert C. Nakasone
------------------------------------
Robert C. Nakasone, Director

/s/ Sheila A. Penrose                                 Feb 1st 2005
------------------------------------
Sheila A. Penrose, Director

/s/ William J. Ryan                                   2/26/05
------------------------------------
William J. Ryan, Director

/s/ HA Tyabji                                         1-28-2005
------------------------------------
Hatim A. Tyabji, Director

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